UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant		[ X ]
Filed by a Party other than the Registrant		[ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

ROYAL MINES AND MINERALS CORP.
(Name of Registrant as Specified in its Charter)

___________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

i

ROYAL MINES AND MINERALS CORP.

NOTICE OF 2013 ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON
AUGUST 22, 2013

To the Company’s Stockholders:

Notice is hereby given that the 2013 Annual and Special Meeting (the “Annual and Special Meeting”) of the stockholders of Royal Mines and Minerals Corp., a Nevada corporation (the “Company”), will be held at Northwest Law Group located at 704-595 Howe Street, Vancouver, British Columbia, Canada V6C 2T5 on August 22, 2013, commencing at 2:00 pm. (Pacific Time), for the following purposes:

1.	To elect three members of the Company’s Board of Directors to hold office until the next Annual and Special Meeting of stockholders or until their respective successors have been elected or qualified.

2.	To ratify De Joya Griffith & Company LLC as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2014.

3.

To consider, and, if deemed advisable, approve a resolution to approve the Company’s 2013 Stock Option Plan, previously approved by the directors of the Company, as described in the Proxy Statement accompanying the Notice of Annual and Special Meeting.

4.

To consider, and, if deemed advisable, approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock, from 300,000,000, par value $0.001, to 900,000,000 shares of common stock, par value $0.001.

5.	Advisory vote on executive compensation.

6.	Advisory vote on the frequency of advisory vote on executive compensation.

7.	To transact such other business as may properly come before the Annual and Special Meeting or any adjournment thereof.

Only stockholders of record at the close of business on July 12, 2013 are entitled to notice of, and to vote at, the Annual and Special Meeting.

Stockholders unable to attend the meeting in person are requested to read the enclosed proxy statement and proxy and then complete and deposit the proxy in accordance with its instructions. Unregistered stockholders must deliver their completed proxies in accordance with the instructions given by their financial institution or other intermediary that forwarded the proxy to them.

BY ORDER OF THE BOARD OF DIRECTORS OF
ROYAL MINES AND MINERALS CORP.

/s/ Jason S. Mitchell
JASON S. MITCHELL,
Chief Financial Officer, Treasurer, Secretary and Director
Henderson, Nevada
July 16, 2013

ii

IMPORTANT

Whether or not you expect to attend in person, the Company urges you to sign, date, and return the enclosed proxy at your earliest convenience. This will help to ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE ROYAL MINES AND MINERALS CORP. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your proxy is revocable at your option.

iii

ROYAL MINES AND MINERALS CORP.
2580 Anthem Village Dr.
Henderson, Nevada, 89052

PROXY STATEMENT
FOR THE 2013 ANNUAL AND SPECIAL MEETING OF THE STOCKHOLDERS
TO BE HELD ON AUGUST 22, 2013

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Royal Mines and Minerals Corp. (“we”, “us”, “our” and the “Company”) for use at the 2013 annual and special meeting of the stockholders of the Company (the “Annual and Special Meeting”) to be held on August 22, 2013 at 2:00pm (Pacific Time) at Northwest Law Group located at 704-595 Howe Street, Vancouver, British Columbia,Canada. and at any adjournment thereof, for the purposes set forth in the preceding Notice of Annual and Special Meeting.

This Proxy Statement, the Notice of Annual and Special Meeting and the enclosed Form of Proxy are expected to be mailed to the Company’s stockholders on or about July 30, 2013.

We do not expect that any matters other than those referred to in this Proxy Statement and the Notice of Annual and Special Meeting will be brought before the Annual and Special Meeting. However, if other matters are properly presented before the Annual and Special Meeting, the persons named as proxy appointees will vote upon such matters in accordance with their best judgment. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incidental to the conduct of the Annual and Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for the 2013 Annual and Special Meeting of the Stockholders to Be Held on August 22, 2013. This Proxy Statement and the Annual Report to the stockholders is available at www.royalmmc.com

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL AND SPECIAL MEETING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you are a stockholder of record as at the close of business on July 12, 2013, and are entitled to vote at this Annual and Special Meeting. This Proxy Statement describes issues on which the Company would like you, as a stockholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Annual and Special Meeting to vote your shares.

When you sign the proxy card you appoint K. Ian Matheson, Chief Executive Officer, President and a director of the Company, and Jason Mitchell, Chief Financial Officer, Treasurer, Secretary and a director, as your representatives at the Annual and Special Meeting. As your representatives, they will vote your shares at the Annual and Special Meeting (or any adjournments or postponements) as you have instructed them on your proxy card. With proxy voting, your shares will be voted whether or not you attend the Annual and Special Meeting. Even if you plan to attend the Annual and Special Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Annual and Special Meeting, just in case your plans change.

If an issue comes up for vote at the Annual and Special Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your shares, under your proxy, at their discretion, subject to any limitations imposed by law.

Who is soliciting my vote?

The Company’s Board of Directors is soliciting your proxy to vote at the Annual and Special Meeting.

Who is entitled to attend and vote at the Annual and Special Meeting?

Only stockholders of the Company of record at the close of business on July 12, 2013 (the “Record Date”), will be entitled to vote at the Annual and Special Meeting. Stockholders entitled to vote may do so by voting those shares at the Annual and Special Meeting or by proxy.

What matters am I voting on?

You are being asked to vote on the following matters:

1.	To elect three members of the Company’s Board of Directors to hold office until the next Annual and Special Meeting of stockholders or until their respective successors have been elected or qualified.

2.	To ratify the appointment of De Joya Griffith & Company LLC as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014.

3.	To ratify, confirm and approve the Company’s 2013 Stock Option Plan.

4.

To ratify, confirm and approve an approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock, from 300,000,000, par value $0.001, to 900,000,000 shares of common stock, par value $0.001.

5.	Advisory vote on executive compensation.

6.	Advisory vote on the frequency of Advisory Vote on executive compensation.

We will also consider any other business that properly comes before the Annual and Special Meeting.

How do I vote?

You have several voting options. You may vote by:

  Signing your proxy card and mailing it to the Company’s office at the address on the proxy card;
  Signing and faxing your proxy card to the Company’s office for proxy voting at the number provided on the proxy card; and
  Attending the Annual and Special Meeting and voting in person.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in a “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual and Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Annual and Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual and Special Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

What if I share an address with another person and we received only one copy of the proxy materials?

The Company will only deliver one Proxy Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company will promptly deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

Royal Mines and Minerals Corp.
Attention: Jason Mitchell, CFO, Treasurer and Secretary
2580 Anthem Village Dr.
Henderson, Nevada, 89052

Stockholders may also address future requests for separate delivery of Proxy Statements and/or annual reports by contacting us at the address listed above.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual and Special Meeting. You may do this by:

(a)	executing and delivering a written notice of revocation of proxy to the office of the Company below at any time before the taking of the vote at the Annual and Special Meeting;

(b)	executing and delivering a later-dated proxy relating to the same shares to the office of the Company below at any time before taking of the vote at the Annual and Special Meeting; or

(c)	attending the Annual and Special Meeting in person and:

(i) giving affirmative notice at the Annual and Special Meeting of your intent to revoke their proxy; and
(ii) voting in person.

Any written revocation of proxy or subsequent later-dated proxy should be delivered to the Company as follows:

Royal Mines and Minerals Corp.
Attention: Jason Mitchell, CFO, Treasurer and Secretary
2580 Anthem Village Dr.
Henderson, Nevada, 89052
Fax No. (866) 381-2090

Attendance at the Annual and Special Meeting will not, by itself, revoke a stockholder’s proxy without the giving of notice of intent to revoke that proxy.

What constitutes a quorum?

In order to hold a valid meeting of the Company’s stockholders, a quorum equal to one percent (1%) of the shares of the Common Stock outstanding must be represented at the meeting. These shares may be represented in person or represented by proxy.

Stockholders who abstain from voting on any or all proposals, but who are present at the Annual and Special Meeting or represented at the Annual and Special Meeting by a properly executed proxy will have their shares counted as present for the purpose of determining the presence of a quorum. Broker non-votes will also be counted as present at the Annual and Special Meeting for the purpose of determining the presence of a quorum. However, abstentions and broker non-votes will not be counted either in favor or against any of the proposals brought before the Annual and Special Meeting. A broker non-vote occurs when shares held by a broker for the account of a beneficial owner are not voted for or against a particular proposal because the broker has not received voting instructions from that beneficial owner and the broker does not have discretionary authority to vote those shares.

In the event that a quorum is not present at the Annual and Special Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Annual and Special Meeting to permit further solicitation of proxies. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Annual and Special Meeting. Any business that might have been transacted at the Annual and Special Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. The Company will pay the costs of preparing and distributing to stockholders additional proxy materials, if required in connection with any adjournment. Any adjournment will require the affirmative vote of a majority of those securities represented at the Annual and Special Meeting in person or by proxy.

How are abstentions and broker non-votes treated?

Stockholders may vote for or against the proposals or they may abstain from voting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum at the Annual and Special Meeting, but will not be counted as either in favor or against the proposals.

What vote is required to approve each item?

As of the Record Date, there were 185,593,141 shares of common stock outstanding and entitled to vote. The affirmative vote of the holders of a majority of the Company’s common stock represented at the Annual and Special Meeting in person or by proxy is required to approve the following proposals:

1.	To elect three members of the Company’s Board of Directors to hold office until the next Annual and Special Meeting of stockholders or until their respective successors have been elected or qualified.

2.	To ratify the appointment of De Joya Griffith & Company LLC as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2014.

3.	To ratify, confirm and approve the Company’s 2013 Stock Option Plan.

Therefore, the number of votes cast at the Annual and Special Meeting in favor of each of the above proposals must be greater than the number of votes cast against each respective proposal.

A majority of the issued and outstanding shares of the Company’s common stock must vote in favor of the proposal in order to amend to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock, from 300,000,000, par value $0.001, to 900,000,000 shares of common stock, par value $0.001. Therefore, the number of votes cast at the Annual and Special Meeting in favor of the proposed amendment must be greater than one half of the Company’s issued and outstanding shares of common stock.

Stockholder votes on that are conducted on an advisory basis are not binding on the Company’s Board of Directors. As such, no votes are required on to approve executive compensation or to determine the frequency of stockholder advisory votes on executive compensation.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares.

If your shares are registered in your name, and you do not sign and return your proxy card, your shares will not be voted at the meeting.

Will I be entitled to appraisal rights under Nevada law?

Under Nevada law, the Company’s stockholders are not entitled to appraisal rights in connection with the proposals.

Who pays for this proxy solicitation?

The Company will bear the entire costs of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card, and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners.

When are the stockholder proposals due for the 2013 Annual and Special Meeting?

The deadline for submitting a stockholder proposal for inclusion in the Company’s proxy statement and form of proxy for its 2014 Annual and Special Meeting of stockholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) is June 12, 2014; provided, however, that in the event the Company hold its 2014 Annual and Special Meeting more than 30 days before or after the one year anniversary date of the 2014 Annual and Special Meeting, the Company will disclose the new deadline by which proxies must be received under Item 5 of the Company’s earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

Any stockholders who wish to submit a proposal are encouraged to seek independent counsel about SEC requirements. The Company will not consider any proposals that do not meet the SEC requirements for submitting a proposal. Notices of intention to present proposals for the Company’s next Annual and Special Meeting should be delivered to:

Royal Mines and Minerals Corp.
Attention: Jason Mitchell
Chief Financial Officer, Treasurer and Secretary.
2580 Anthem Village Dr.
Henderson, Nevada, 89052

PROPOSAL NUMBER ONE – ELECTION OF DIRECTORS

Our Board of Directors currently consists of three directors: Ian Matheson, Jason Mitchell and Michael Boyko. At the Annual and Special Meeting, stockholders will elect three directors to serve until the next Annual Meeting of stockholders and until their respective successors shall have been duly elected and qualified, or until their death, resignation or removal. Unless marked otherwise, proxies received will be voted “FOR” the election of the three nominees named below.

Directors are elected by a plurality of the votes present in person and represented by proxy and entitled to vote at a meeting at which a quorum is present. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees for director named above. Abstentions will be counted as present for purposes of determining the presence of a quorum. If a quorum is present, the nominees for director receiving the highest number of votes will be elected as directors. Abstentions will have no effect on the vote. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose.

Nominees

The Board of Directors intends to nominate the three persons identified as its nominees in this proxy statement. The names of each nominee and certain information about them are set forth below:

Name Of Nominee	Age	Position	Director Since

K. Ian Matheson	72	Director, Chief Executive Officer, President and Secretary	2008
Jason S. Mitchell	43	Chief Financial Officer, Treasurer and Director	2008
Michael C. Boyko	41	Director	2009

There is no family relationship between the Company’s directors and there are no legal proceedings to which any of its directors are a party adverse to us or in which any of the Company’s directors have a material interest adverse to us. Set forth below is a brief description of the background and business experience of each of the Company’s directors for the past five years:

K. Ian Matheson was appointed a member of the Company’s Board of Directors on June 25, 2008 and its Chief Executive Officer and President on November 19, 2008. Mr. Matheson earned a Bachelor of Commerce degree from the University of British Columbia in 1963. In 1964 and 1965 he attended McGill University in Montreal, Quebec where he earned a degree as a Chartered Accountant at the Quebec Institute of Chartered Accountants. He was admitted into the British Columbia Institute of Chartered Accountants in 1965. From 1965 to 1967 he worked as a Chartered Accountant with Coopers and Lybrand in Vancouver, BC. He is presently a member of the British Columbia Institute of Chartered Accountants and the Canadian Institute of Chartered Accountants. Mr. Matheson was a member of the Board of Directors of Searchlight Minerals Corp. (OTCBB) from February 10, 2005 to February 16, 2007. Mr. Matheson has also been a director and officer of numerous private companies that have been involved in the research and development of precious metals in the southern Nevada area.

Jason S. Mitchell was appointed the Company’s Chief Financial Officer and Treasurer on February 1, 2008, its Secretary on November 19, 2008, and a member of its Board of Directors on May 28, 2008. Mr. Mitchell earned a Masters of Accountancy degree from Southern Utah University in 1994. He is a Certified Public Accountant, who has, since April, 2005, been a self-employed financial consultant, providing consulting services and preparing financial statements for numerous companies. From October 1998 to October 2004, Mr. Mitchell was a corporate controller, principal accounting officer, vice president and manager of merger and acquisitions for USI Holdings Corporation, a Nasdaq listed insurance brokerage firm where Mr. Mitchell oversaw financial reporting responsibilities, prepared SEC annual and quarterly filings, generated financial models and assisted in its October 2002 $90 million initial public offering. From October 1994 to September 1998, Mr. Mitchell worked as an auditor for Arthur Andersen LLP and KPMG Peat Marwick.

Michael C. Boyko was appointed a member of the Company’s Board of Directors on April 2, 2009. Mr. Boyko also performs executive functions for the Company. Mr. Boyko obtained his Bachelor of Science in Finance from Arizona State University and is a member of the AMIGOS – Arizona Mining Association and the Arizona Society for Mining Engineers. Since 2003, Mr. Boyko has been the president and owner of Advanced Integrated Resource, LLC, a private company that markets process equipment to the mining and power industry. From 2001 to 2003, Mr. Boyko was employed at T.A. Caid Industries, a private company, where he developed a new business segment focused on equipment representation and sales to mines and power plants. From 1998 to 2001, Mr. Boyko was the managing partner and vice president of business development of BME Engineering, a private company that focused on industrial process equipment for mines and power plants, where he managed sales, marketing and manufacturing. Mr. Boyko is also Mine Safety and Health Administration (MSHA) certified.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of common stock present at the Annual and Special Meeting, either in person or by proxy, is required to approve Proposal Number One.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF ALL NOMINEES NAMED ABOVE. PROXIES RECEIVED BY THE COMPANY WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES NAMED ABOVE UNLESS THE STOCKHOLDER SPECIFIES OTHERWISE IN THE PROXY.

PROPOSAL NUMBER TWO – RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm of De Joya Griffith & Company LLC (“De Joya Griffith”) audited the Company’s financial statements for the year ended April 30, 2012, is in the process of auditing the Company’s financial statements for the year ended April 30, 2013, and has been recommended by the Board of Directors to serve as the Company’s independent registered public accounting firm for fiscal year ending April 30, 2014. At the direction of the Board of Directors, this appointment is being presented to the stockholders for ratification or rejection at the Annual and Special Meeting. If the stockholders do not ratify the appointment of De Joya Griffith, the Board of Directors may reconsider, but will not necessarily change, its selection of De Joya Griffith to serve as the Company independent registered public accounting firm.

A representative of De Joya Griffith is not expected to be present at the Annual and Special Meeting.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Principal Accountant Fees

The aggregate fees billed for the two most recently completed fiscal years ended April 30, 2012 and April 30, 2011 for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of the financial statements included the Company’s Quarterly Reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended April 30, 2012	Year Ended April 30, 2011
Audit Fees	$24,700	$37,500
Audit Related Fees	-	-
Tax Fees	$1,000	$1,000
All Other Fees	-	-
Total	$25,700	$39,500

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of common stock present at the Annual and Special Meeting, either in person or by proxy, is required to approve Proposal Number Two.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DE JOYA GRIFFITH & COMPANY LLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING APRIL 30, 2014.

PROPOSAL NUMBER THREE – APPROVAL OF 2013 STOCK OPTION PLAN

Approval of 2013 Stock Option Plan

On June 20, 2013, the Board of Directors of the Company adopted the Company’s 2013 Stock Incentive Plan (the "2013 Plan"). The purpose of the 2013 Plan is to enhance the long-term stockholder value of the Company by offering opportunities to directors, officers, employees and eligible consultants of the Company to acquire and maintain stock ownership in the Company in order to give these persons the opportunity to participate in the Company's growth and success, and to encourage them to remain in the service of the Company. The stockholders of the Company will be asked at the Annual and Special Meeting to ratify and approve the 2013 Plan.

The 2013 Plan allows the Company to grant options to its officers, directors and employees. In addition, the Company may grant options to individuals who act as consultants to the Company, so long as those consultants do not provide services connected to the offer or sale of the Company’s securities in capital raising transactions and do not directly or indirectly promote or maintain a market for the Company’s securities.

A total of 27,800,000 shares of the Company’s common stock, less any other outstanding options issued under previous stock option plans, are available for issuance under the Plan. However, the Board of Directors may increase the maximum aggregate number of shares of the Company’s common stock that may be optioned and sold under the Plan provided that the maximum aggregate number of shares of common stock that may be optioned and sold under the Plan shall at no time be greater than 15% of the total number of shares of common stock outstanding, less any other outstanding options issued under previous stock option plans. As of the date of this Proxy Statement, the Company is eligible to grant up to 21,800,000 options under its 2013 Stock Option Plan. There are presently 6,000,000 options outstanding under the Company’s previous stock option plan.

The Plan provides for the grant of incentive stock options and non-qualified stock options. Incentive stock options granted under the Plan are those intended to qualify as “incentive stock options” as defined under Section 422 of the Internal Revenue Code. However, in order to qualify as “incentive stock options” under Section 422 of the Internal Revenue Code, the Plan must be approved by the stockholders of the Company within 12 months of its adoption. The Plan has not been approved by the Company’s stockholders. Non-qualified stock options granted under the Plan are option grants that do not qualify as incentive stock options under Section 422 of the Internal Revenue Code.

The 2013 Plan terminates on June 20, 2023, unless sooner terminated by action of the Company’s Board of Directors. No option is exercisable by any person after such expiration. If an award expires, terminates or is cancelled, the shares of the Company’s common stock not purchased thereunder shall again be available for issuance under the 2013 Plan.

Terms of the 2013 Plan

The 2013 Plan will be administered by the Company’s Board of Directors or a committee appointed by and consisting of two or more members of the Board of Directors (the “Plan Administrator”). The Plan Administrator which will have full and final authority with respect to the granting of all options thereunder. Options may be granted under the 2013 Plan to such service providers of the Company and its affiliates, if any, as the Board of Directors may from time to time designate.

The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, provided that: the exercise price for Options granted to participants other than consultants shall not be less than 100% of the fair market value of the Company’s common stock with respect to incentive stock options and shall not be less than 75% of the fair market value of the common stock on the grant date with respect to non-qualified stock options. The exercise price of incentive stock options granted to a Participant who owns more than 10% of the Company’s common stock shall be no less than 110% of the Fair Market Value of the Company’s common stock.

Subject to earlier termination, all options granted under the 2013 Plan will expire not later than the date that is ten years from the date that such options are granted. In the event that an optionee ceases to be a director, officer, employee or consultant, all unexercisable options will terminate immediately and exercisable options will terminate within thirty days. In the event of the disability or death of an optionee, the exercisable options will only be exercisable within six months of such disability and death. In the event that the optionee is terminated for cause, the options will terminate immediately. Options granted under the 2013 Plan are not transferable or assignable other than by will or other testamentary instrument or pursuant to the laws of succession.

A copy of the 2013 Plan is attached as Appendix “A”.

Current Options Outstanding

As at the date of this filing, the Company has no outstanding options under its 2013 Plan. The Company currently has 6,000,000 options outstanding under its 2011 Stock Incentive Plan (the “2011 Plan”)

	Number of Options	Exercise Price
Name and Position	Granted Under 2011 Plan	per Share

K. IAN MATHESON Executive Officer and Director	1,200,000	$0.02

JASON S. MITCHELL Executive Officer and Director	1,200,000	$0.02

MICHAEL C. BOYKO Director	1,200,000	$0.02

All current executive officers as a group (3 persons)	2,400,000	$0.02

All directors who are not executive officers as a group (1 person)	1,200,000	$0.02

All employees and consultants including all current officers who are not executive officers as a group (8 persons)	2,400,000	$0.02

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of Common Stock present at the Annual and Special Meeting, either in person or by proxy, is required to approve Proposal Number Three.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADOPTION AND APPROVAL OF THE 2013 STOCK OPTION PLAN.

PROPOSAL NUMBER FOUR – APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK

On June 20, 2013 the Board of Directors approved an amendment to the Articles of Incorporation of the Company to increase in the authorized common stock of the Company to 900,000,000 shares of common stock. The increase to the number of shares will require an amendment to the Company’s Articles of Incorporation. The Board of Directors has directed that the increase to the shares of authorized common stock and the corresponding amendment to the Company’s Articles of Incorporation be submitted for approval by the shareholders of the Company.

The Board of Directors has determined that it would be in the best interests of the Company to amend its Articles of Incorporation to increase the number of authorized shares of Common Stock from 300,000,000 shares to 900,000,000 shares. Each additional share of Common Stock will have the same rights and privileges as each share of currently authorized Common Stock. The Board of Directors believes it is in the best interests of the Company to increase the number of authorized shares in order to give the Company greater flexibility in considering and planning for future business needs. The shares will be available for issuance by the Board of Directors for proper corporate purposes, including but not limited to, stock dividends, stock splits, acquisitions, financings and compensation plans. The issuance of additional shares of common stock could have the effect of diluting earnings per share, voting power and shareholdings of stockholders. It could also have the effect of making it more difficult for a third party to acquire control of the Company. Other than in connection with the Company's existing employee stock option plans, the Company has no present intent to issue any shares of Common Stock. The Company anticipates issuing additional shares of Common Stock in connection with a future financing with the Company. The Company presently does not have any agreement or other arrangement for any financing involving the issuance of shares of Common Stock. Current stockholders do not have preemptive rights to subscribe for, purchase or reserve any shares of the authorized capital stock of the Company.

If the increase to the Company’s authorized shares of common stock is approved by the Company's shareholders, the Company will file an amendment to the Company’s Articles of Incorporation with the Secretary of the State of Nevada, which is expected to be accomplished as soon as practicable after shareholder approval is obtained.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of Common Stock, is required to approve Proposal Number Four.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK FROM 300,000,000 TO 900,000,000.

PROPOSAL NUMBER FIVE – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company is asking that you APPROVE the compensation of the named executive officers as disclosed in this Proxy Statement.

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) provides that the Company’s shareholders vote to approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

The Company’s named executive officers are identified in the 2012 Summary Compensation Table, and the compensation of the named executive officers is described on pages 18 through 22. The Company’s executive compensation practices are designed to attract, retain and motivate executive talent, including its named executive officers, who are critical to the Company’s success. The Company is committed to sound executive compensation and corporate governance principles, working to ensure that its practices protect and further the interests of shareholders.

The Board of Directors is therefore requesting your nonbinding vote on the following resolution:

“Resolved, that the compensation of the Company’s named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, the executive compensation tables and the narrative discussion, is approved.”

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

Note: The Company is providing this advisory vote as required pursuant to Section 14A of the Securities Exchange Act (15 U.S.C. 78n-1). The stockholder vote will not be binding on the Company or the Board, and it will not be construed as overruling any decision by the Company or the Board or creating or implying any change to, or additional, fiduciary duties for the Company or the Board.

PROPOSAL NUMBER SIX – ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company is requesting your nonbinding vote on whether an advisory vote of stockholders to approve the compensation of its named executive officers as disclosed in the Proxy Statement should take place every three years, every two years or every year. For the reasons explained below, the Company is recommending that this advisory vote take place every THREE YEARS.

The Company believes that as a smaller reporting company in the development stage, having an advisory vote on executive compensation every three years would comply with regulatory requirements and minimize the expenses associated with conducting advisory votes.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR A THREE-YEAR FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION.

Note: The Company is providing this advisory vote as required pursuant to Section 14A of the Securities Exchange Act (15 U.S.C. 78n-1). The stockholder vote will not be binding on the Company or the Board, and it will not be construed as overruling any decision by the Company or the Board or creating or implying any change to, or additional, fiduciary duties for the Company or the Board.

CORPORATE GOVERNANCE

Director Independence

The Company’s common stock is quoted on the OTC Bulletin Board inter-dealer quotation system, which does not have director independence requirements. Under NASDAQ Rule 5605(a)(2), a director is not considered to be independent if he or she is also an executive officer or employee of the corporation. All of the Company’s directors are considered executive officers under Rule 3b-7 of the Exchange Act. Therefore, none of the Company’s directors are independent.

As a result of the Company’s limited operating history and minimal resources, management believes that it will have difficulty in attracting independent directors. In addition, the Company would likely be required to obtain directors and officers insurance coverage in order to attract and retain independent directors. Management believes that the costs associated with maintaining such insurance is prohibitive at this time.

Meetings and Committees of the Board of Directors

During the fiscal year ended April 30, 2012, the Company’s Board of Directors held no formal meetings. All corporate actions were done by unanimous written resolutions of the Board of Directors. All directors are expected to attend the Annual and Special Meeting and their attendance is recorded in the minutes.

Audit Committee

The Board of Directors does not maintain a separately-designated standing audit committee. As a result, all of the Company’s directors act as its audit committee. K. Ian Matheson, the Company’s Chief Executive Officer and President, and Jason S. Mitchell, the Company’s Chief Financial Officer, each meet the definition of an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K.

Compensation Committee

The Company does not have a compensation committee.

Director Nomination

Nomination Committee

The Board of Directors has not formed a nominating committee or similar committee to assist the Board of Directors with the nomination of directors for the Issuer. The Board of Directors considers itself too small to warrant creation of such a committee; and each of the directors has contacts he can draw upon to identify new members of the Board of Directors as needed from time to time.

The Board of Directors will continually assess its size, structure and composition, taking into consideration its current strengths, skills and experience, proposed retirements and the requirements and strategic direction of the Issuer. As required, directors will recommend suitable candidates for consideration as members of the Board of Directors.

Stockholder Nomination of Directors

Stockholders who wish to submit nominees for consideration by the board for election as a director of the Company may do so by submitting in writing such nominees’ names, in compliance with the procedures as described below, to the Company’s Secretary. A stockholder’s nomination must contain:

  A statement that the writer is a stockholder and is proposing a candidate for consideration by the Board of Directors;

  The name of and contact information for the candidate;

  A statement of the candidate’s business and educational experience;

  Information regarding each of the factors listed above, sufficient to enable the Board of Directors to evaluate the candidate;

  A statement detailing any relationship or understanding between the proposing stockholder and the candidate;

  A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected; and

  A statement of the number of shares of the Company’s common stock that the nominating stockholder holds of record or in which stockholder has a beneficial interest and the number of such shares that have been held for more than one year.

Stockholder Communication with the Board of Directors

Stockholders desiring to communicate with the Board of Directors on matters other than director nominations should submit their communication in writing to Jason Mitchell, CFO, Treasurer and Secretary, Royal Mines and Minerals Corp., 2580 Anthem Village Dr., Henderson, Nevada 89052 and identify themselves as a stockholder. The Secretary will forward all such communication to the Board of Directors for a determination as to how to proceed.

OTHER EXECUTIVE OFFICERS

Ian Matheson, and Jason Mitchell are the only named executive officers of the Company. Although not formally appointed as an executive officer Michael Boyko performs executive functions for the Company and is compensated for the executive services he provides.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth total compensation paid to or earned by the Company’s executive officers, as that term is defined in Item 402(m)(2) of Regulation S-K, during the fiscal years ended April 30, 2012 and 2011.

SUMMARY COMPENSATION TABLE
Name & Principal Position	Year End April 30,	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compen- sation ($)	Nonqualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)	Total ($)
K. Ian Matheson(1) CEO, President & Director	2012 2011	$60,000 $60,000	$0 $3,000	$0 $0	$0 $35,632	$0 $0	$0 $0	$0 $0	$60,000 $98,632
Jason S. Mitchell(2) CFO, Treasurer, Secretary & Director	2012 2011	$136,800 $144,000	$1,000 $3,000	$0 $45,000	$0 $35,632	$0 $0	$0 $0	$0 $0	$137,800 $237,632
Michael C. Boyko(3) Director	2012 2011	$120,000 $120,000	$0 $3,000	$0 $45,000	$0 $35,632	$0 $0	$0 $0	$0 $0	$0 $203,632

Notes:
(1)	Under the terms of a verbal agreement, the Company agreed to pay Mr. Matheson, $5,000 per month for consulting services provided by Mr. Matheson.
(2)

Effective February 24, 2009, the Company entered into a management consulting agreement with Mr. Mitchell whereby Mr. Mitchell receives a consulting fee of $12,000 per month and the Company agreed to issue to Mr. Mitchell an aggregate of 3,000,000 restricted shares of its common stock to be distributed to Mr. Mitchell on the following basis (i) 750,000 Shares on February 24, 2009; (ii) 750,000 Shares on March 1, 2009; (iii) 750,000 Shares on March 1, 2010; and (iv) 750,000 Shares on March 1, 2011. The amounts paid to Mr. Mitchell during the fiscal years ended April 30, 2012 and 2011 were paid to Cedar Financial Inc., a company controlled by Mr. Mitchell

(3)

Under the terms of a verbal agreement, the Company agreed to pay Mr. Boyko $10,000 a month for management consulting services. The amounts paid to Mr. Boyko during the fiscal years ended April 30, 2012 and 2011 were paid to Advanced Integrated Resource, a company controlled by Mr. Boyko.

The following table provides information concerning unexercised options for each of the Company’s executive officers, as that term is defined in Item 402(m)(2) of Regulation S-K, as of its fiscal year ended April 30, 2012:

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
K. Ian Matheson CEO, President & Director	1,200,000	--	--	$0.02	09/06/14
Jason S. Mitchell CFO, Treasurer, Secretary & Director	1,200,000	--	--	$0.02	09/06/14
Michael C. Boyko Director	1,200,000	--	--	$0.02	09/06/14

Director Compensation

During the year ended April 30, 2012, the Company did not pay or accrue any compensation to its Board of Directors.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish us with copies of all forms they file pursuant to Section 16(a). Based solely on the review of such reports received by the Company, other than as described below, management believes that, during the year ended April 30, 2012, the following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act:

Name and Principal Position	Number of Late Insider Reports	Transactions Not Timely Reported	Known Failures to File a Required Form
K. Ian Matheson Chief Executive Officer, President and Director	Two	Three	One
Jason S. Mitchell Chief Financial Officer, Treasurer, Secretary and Director	None	One	One
E-Ore Holdings LLC 10% Holder	None	One	One

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of the following parties has, during the past two fiscal years, had any material interest, direct or indirect, in any transaction with the Company or in any presently proposed transaction that has or will materially affect the Company, other than as noted in this section:

(i)	Any of the Company’s directors or executive officers;
(ii)	Any person proposed as a nominee for election as a director;
(iii)	Any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to the Company’s outstanding shares of common stock;
(iv)	Any of the Company’s promoters; and
(v)	Any member of the immediate family (including spouse, parents, children, siblings and in-laws) of any of the foregoing persons.

Indebtedness

The Company has received a number of short-term loans from its directors, officers and companies controlled by its directors and officers. The funds received from these loans have been used by the Company as general working capital as the Company pursues its plan of operation. A summary of the amounts owed to related parties is provided below:

(a)

As at April 30, 2012 and 2011, the Company was indebted to Mr. Matheson for principal amounts totaling $223,190 and $252,179, respectively. The amounts bear interest at a rate of 10% per annum, are unsecured and due on demand. Accrued Interest at April 30, 2012 and 2011 totaled $5,778 and $119,212, respectively. As at April 30, 2012 the Company is indebted to Mr. Matheson for $75,000 in accrued compensation.

(b)

As at April 30, 2012 and 2011, the Company was indebted to Gold Crown Holdings LLC, a company controlled by Mr. Matheson and Mr. Mitchell, in the principal amount of $0 and $47,000, respectively. The amount bears interest at a rate of 10% per annum, is unsecured and due on demand. Interest accrued during the years ended April 30, 2012 and 2011 were in the amount of $1,000 and $368, respectively.

(c)

As at April 30, 2012 the Company was indebted to PPI Holdings LLC, a company controlled by Mr. Mitchell, in the principal amount of $237,515.50, which was PPI Holdings LLC’s cost to build an Extraction Processing Plant for us. Additionally, the Company was indebted to PPI Holdings, LLC for the principal amount totaling $40,000. The amount bears interest at a rate of 10% per annum, are unsecured and due on demand. No interest has accrued as of April 30, 2012.

(d)	As at April 30, 2012 the Company is indebted to Mr. Boyko for $75,000 in accrued compensation.

Private Placements with Related Parties

During the years ended April 30, 2011 and 2012, the Company completed the following private placements to its directors, officers and companies controlled by its directors and officers.

(a)

On January 18, 2011, the Company issued: (i) 3,800,000 units to Mr. Matheson to settle outstanding indebtedness of $190,000; (ii) 3,800,000 units to Mr. Matheson’s spouse to settle outstanding indebtedness of $190,000; (iii) 7,020,000 units to E-Ore Holdings LLC to settle outstanding indebtedness of $351,000; (iv) 200,000 units to Mr. Mitchell to settle outstanding indebtedness of $60,000; and (v) 500,000 units to Mr. Boyko to settle outstanding indebtedness of $25,000.

(b)	On March 28, 2011, the Company issued a total of 900,000 shares of its common stock as compensatory stock awards to each of Mr. Mitchell and Mr. Boyko.

(c)

On July 13, 2012, the Company issued: (i) 2,400,000 units to Mr. Matheson to settle outstanding indebtedness of $120,000; (ii) 9,300,000 units to Mr. Matheson’s spouse to settle outstanding indebtedness of $465,000; (iii) 280,000 units to E-Ore Holdings, LLC to settle outstanding indebtedness of $14,000; and (iv) 1,040,000 units to Gold Crown Holdings, LLC to settle outstanding indebtedness of $52,000. Each unit consists of one share of common stock and one share purchase warrant, with each warrant entitling the holder to purchase one additional share of common stock at a price of $0.10 per share for a period of two year from the date of issue.

(d)

On January 30, 2012, the Company issued: (i) 2,000,000 units to Mr. Matheson to settle outstanding indebtedness of $100,000; (ii) 2,800,000 units to PPI Holdings, LLC to settle outstanding indebtedness of $140,000; (iii) 1,400,000 units to E-Ore Holdings, LLC to settle outstanding indebtedness of $70,000; and (iv) 2,800,000 units to Gold Crown Holdings, LLC to settle outstanding indebtedness of $140,000. Each unit consists of one share of common stock and one share purchase warrant, with each warrant entitling the holder to purchase one additional share of common stock at a price of $0.10 per share for a period of two year from the date of issue.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of the Company’s common stock owned beneficially as of July 12, 2013 by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of the Company’s voting securities, (ii) each of the Company’s directors and each of its named executive officers (as defined under Item 402(m)(2) of Regulation S-K), and (iii) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

Title of Class	Name and Address of Beneficial Owner	Number of Shares of Common Stock(1)	Percentage of Common Stock(1)
DIRECTORS AND OFFICERS
Common Stock	K. Ian Matheson CEO, President & Director	93,811,000 Shares (direct & indirect)(2)	42.9%
Common Stock	Jason S. Mitchell CFO, Treasurer, Secretary & Director	79,080,000 Shares (direct & indirect)(3)	37.4%
Common Stock	Michael C. Boyko Director	4,800,000 Shares (direct & indirect)(4)	2.6%
Common Stock	All Officers and Directors as a Group (3 persons)	122,111,000 Shares (direct & indirect)	52.8%
5% SHAREHOLDERS
Common Stock	K. Ian Matheson CEO, President & Director 2215 Lucerne Circle Henderson, NV 89014	93,811,000 Shares (direct & indirect)(2)	42.9%
Common Stock	Jason S. Mitchell CFO, Treasurer, Secretary & Director 87 Fountainhead Circle (Street) Henderson, NV 89052	79,080,000 Shares (direct & indirect)(3)	37.4%
Common Stock	E-Ore Holdings LLC 2580 Anthem Village Dr., Suite 112 Henderson, NV 89052	40,900,000 Shares (direct)(5)	21.1%

Notes:
(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of common shares actually outstanding on July 12, 2013. As of July 12, 2013, there were 185,593,141 common shares issued and outstanding.

(2)

The number of shares listed as beneficially owned by Mr. Matheson consist of: (i) 20,351,000 common shares held directly by Mr. Matheson; (ii) 180,000 common shares held by Mr. Matheson in trust; (iii) 800,000 common shares held by Royal City Minerals Inc., a company controlled by Mr. Matheson; (iv) 32,200,000 common shares held by E-Ore Holdings LLC, a company controlled by Mr. Matheson; (v) 7,840,000 common shares held by Gold Crown Holdings, LLC, a company controlled by Mr. Matheson; (vi) warrants to acquire 8,000,000 common shares at an exercise price of $0.10 per share until February 23, 2014; (vii) warrants to acquire 3,300,000 common shares at an exercise price of $0.10 per share until January 17, 2014; (viii) warrants to acquire 2,400,000 common shares at an exercise price of $0.10 per share until July 17, 2013; (ix) warrants to acquire 2,000,000 common shares at an exercise price of $0.10 per share until January 20, 2014 ; (x) warrants to acquire 7,020,000 common shares held by E-Ore Holdings LLC at an exercise price of $0.10 per share until January 17, 2014; (xi) warrants to acquire 280,000 common shares held by E-Ore Holdings LLC at an exercise price of $0.10 per share until July 12, 2014; (xii) warrants to acquire 1,400,000 common shares held by E-Ore Holdings LLC at an exercise price of $0.10 per share until January 19, 2014; (xiii) warrants to acquire 400,000 common shares held by Royal City Minerals Inc. at an exercise price of $0.10 per share until February 23, 2014; (xiv) warrants to acquire 400,000 common shares held by Royal City Minerals Inc. at an exercise price of $0.10 per share until January 30, 2014; (xv) warrants to acquire 3,000,000 common shares held by Gold Crown Holdings LLC at an exercise price of $0.10 per share until January 30, 2014; (xvi) warrants to acquire 1,040,000 common shares held by Gold Crown Holdings, LLC at an exercise price of $0.10 per share until July 13, 2013; (xvii) warrants to acquire 2,800,000 common shares held by Gold Crown Holdings, LLC at an exercise price of $0.10 per share until January 29, 2014; and (xviii) an option to acquire 1,200,000 common shares at an exercise price of $0.02 per share until September 6, 2014.

(3)

The number of shares listed as beneficially owned by Mr. Mitchell consist of: (i) 6,500,000 common shares held directly by Mr. Mitchell; (ii) 32,200,000 common shares held by E-Ore Holdings LLC, a company controlled by Mr. Mitchell; (iii) 7,840,000 common shares held by Gold Crown Holdings, LLC, a company controlled by Mr. Mitchell; (iv) 6,800,000 common shares held by PPI Holdings, LLC, a company controlled by Mr. Mitchell; (v) warrants to acquire 1,000,000 common shares at an exercise price of $0.10 per share until February 23, 2014; (vi) warrants to acquire 1,200,000 common shares at an exercise price of $0.10 per share until January 17, 2014; (vii) warrants to acquire 2,000,000 common shares held by Pilot Plant Inc. at an exercise price of $0.10 per share until February 23, 2014; (viii) warrants to acquire 7,020,000 common shares held by E-Ore Holdings LLC at an exercise price of $0.10 per share until January 17, 2014; (ix) warrants to acquire 280,000 common shares held by E-Ore Holdings LLC at an exercise price of $0.10 per share until July 12, 2014; (x) warrants to acquire 1,400,000 common shares held by E-Ore Holdings LLC at an exercise price of $0.10 per share until January 29, 2014; (xi) warrants to acquire 3,000,000 common shares held by Gold Crown Holdings LLC at an exercise price of $0.10 per share until January 30, 2014; (xii) warrants to acquire 1,040,000 common shares held by Gold Crown Holdings, LLC at an exercise price of $0.10 per share until July 13, 2013; (xii) warrants to acquire 2,080,000 common shares held by Gold Crown Holdings, LLC at an exercise price of $0.10 per share until January 29, 2014 (xiv) warrants to acquire 2,000,000 common shares held by PPI Holdings LLC, a company controlled by Mr. Mitchell, at an exercise price of $0.10 per share until January 30, 2014; (xv) warrants to acquire 2,800,000 common shares held by PPI Holdings LLC, a company controlled by Mr. Mitchell, at an exercise price of $0.10 per share until January 29, 2014; and (xvi) an option to acquire 1,200,000 common shares at an exercise price of $0.02 per share until September 6, 2014.

(4)

The number of shares listed as beneficially owned directly by Mr. Boyko consists of: (i) 2,500,000 common shares held by Mr. Boyko; (ii) warrants to acquire 500,000 common shares at an exercise price of $0.10 per share until January 17, 2014; (iii) warrants to acquire 600,000 common shares at an exercise price of $0.10 per share until January 30, 2014; and (v) an option to acquire 1,200,000 common shares at an exercise price of $0.02 per share until September 6, 2014

(5)

The number of shares listed as beneficially owned directly by E-Ore Holdings LLC consists of (i) 32,200,000 common shares held by E-Ore Holdings LLC, (i) warrants to acquire 7,020,000 common shares at an exercise price of $0.10 per share until January 17, 2014; (ii) warrants to acquire 280,000 common shares at an exercise price of $0.10 per share until July 13, 2013; and warrant to acquire 1,040,000 shares at an exercise price of $0.10 per share until January 29, 2014.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. The Company files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section of the SEC, Room 1580, 100 F Street NE, Washington D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

The Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2012 accompanies this Proxy Statement but does not constitute a part of the proxy soliciting material. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2012, including financial statements but without exhibits, is available without charge to any person whose vote is solicited by this proxy upon written request to Royal Mines and Minerals Corp., 2580 Anthem Village Dr., Henderson, Nevada, 89052, Attention: Secretary. Copies also may also be obtained through the SEC’s web site at www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS OF
ROYAL MINES AND MINERALS CORP.

Date: July 16, 2013

/s/ Jason S. Mitchell
JASON S. MITCHELL
Chief Financial Officer, Treasurer, Secretary and
Director

APPENDIX “A”

2013 STOCK OPTION PLAN

(See Attached)

ROYAL MINES AND MINERALS CORP.

2013 STOCK INCENTIVE PLAN

Established June 20, 2013

ARTICLE 1.
THE PLAN

1.1	Title

This plan is entitled the "2013 Stock Incentive Plan" (the "Plan") of Royal Mines And Minerals Corp., a Nevada corporation (the "Company").

1.2	Purpose

The purpose of the Plan is to enhance the long-term stockholder value of the Company by offering opportunities to directors, officers, employees and eligible consultants of the Company and any Related Company, as defined below, to acquire and maintain stock ownership in the Company in order to give these persons the opportunity to participate in the Company's growth and success, and to encourage them to remain in the service of the Company or a Related Company.

ARTICLE 2.
DEFINITIONS

2.1	Definitions

The following terms will have the following meanings in the Plan:

"Award" means any Option granted under this Plan.

"Board" means the Board of Directors of the Company.

"Cause," unless otherwise defined in the instrument evidencing the award or in an employment or services agreement between the Company or a Related Company and a Participant, means a material breach of the employment or services agreement, dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.

"Code" means the Internal Revenue Code of 1986, as amended from time to time.

"Common Stock" means the shares of common stock, par value $0.001 per share, of the Company.

“Consultant” means any consultant, agent, advisor or independent contractor who provides services to the Company or a Related Company, but does not include an officer or director of the Company.

"Consultant Participant" means a Participant who is defined as a Consultant Participant in Article 5.

"Corporate Transaction," unless otherwise defined in the instrument evidencing the Award or in a written employment or services agreement between the Company or a Related Company and a Participant, means consummation of either:

(a)	a merger or consolidation of the Company with or into any other corporation, entity or person or

(b)

a sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all the Company's outstanding securities or all or substantially all the Company's assets; provided, however, that a Corporate Transaction shall not include a Related Party Transaction.

"Disability," unless otherwise defined by the Plan Administrator, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of twelve (12) months or more and that causes the Participant to be unable, in the opinion of the Company, to perform his or her duties for the Company or a Related Company and to be engaged in any substantial gainful activity.

"Employment Termination Date" means, with respect to a Participant, the first day upon which the Participant no longer has an employment or service relationship with the Company or any Related Company.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Fair Market Value" means the per share value of the Common Stock determined as follows:

(a)

if the Common Stock is listed on an established stock exchange or exchanges or the NASDAQ National Market, the lesser of (i) the closing price per share on the date immediately preceding the date of the granting of the options; or (ii) the average closing price per share during the ten (10) trading days immediately preceding such date on the principal exchange on which it is traded or as reported by NASDAQ;

(b)

if the Common Stock is not then listed on an exchange or the NASDAQ National Market, but is quoted on the NASDAQ Capital Market, the OTC Bulletin Board service or the Pink Sheets electronic quotation service, the lesser of (i) the closing price per share on the date immediately preceding the date of the granting of the options; or (ii) the average of the closing bid and ask prices per share for the Common Stock as quoted by NASD, the OTC Bulletin Board or the Pink Sheets, as the case may be, during the ten (10) trading days immediately preceding such date; or

(c)	if there is no such reported market for the Common Stock for the date in question, then an amount determined in good faith by the Plan Administrator.

"Grant Date" means the date on which the Plan Administrator completes the corporate action relating to the grant of an Award or such later date specified by the Plan Administrator, and on which all conditions precedent to the grant have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

"Incentive Stock Option" means an Option granted with the intention, as reflected in the instrument evidencing the Option, that it qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

"Non-Qualified Stock Option" means an Option other than an Incentive Stock Option.

"Option" means the right to purchase Common Stock granted under Article 7.

"Option Expiration Date" has the meaning set forth in Article 7.6.

"Option Term" has the meaning set forth in Article 7.3.

"Participant" means the person to whom an Award is granted and who meets the eligibility requirements imposed by Article 5, including Consultant Participants, as defined in Article 5.

"Plan Administrator" has the meaning set forth in Article 3.1.

"Related Company" means any entity that, directly or indirectly, is in control of or is controlled by the Company.

"Related Party Transaction" means: (a) a merger or consolidation of the Company in which the holders of shares of Common Stock immediately prior to the merger hold at least a majority of the shares of Common Stock in the Successor Corporation immediately after the merger; (b) a sale, lease, exchange or other transaction in one transaction or a series of related transactions of all or substantially all the Company's assets to a wholly-owned subsidiary corporation; (c) a mere reincorporation of the Company; or (d) a transaction undertaken for the sole purpose of creating a holding company that will be owned in substantially the same proportion by the persons who held the Company's securities immediately before such transaction.

"Securities Act" means the Securities Act of 1933, as amended.

"Successor Corporation" has the meaning set forth in Article 11.3(a) .

"Vesting Commencement Date" means the Grant Date or such other date selected by the Plan Administrator as the date from which the Option begins to vest for purposes of Article 7.4.

ARTICLE 3.
ADMINISTRATION

3.1	Plan Administrator

The Plan shall be administered by the Board or a committee appointed by, and consisting of two or more members of, the Board (the "Plan Administrator"). If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the members of any committee acting as Plan Administrator, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code and (b) "non-employee directors" as contemplated by Rule 16b-3 under the Exchange Act. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time. At any time when no committee has been appointed to administer the Plan, then the Board will be the Plan Administrator.

3.2	Administration and Interpretation by Plan Administrator

Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted Awards, the type of Awards, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award. The Plan Administrator shall also have exclusive authority to interpret the Plan and the terms of any instrument evidencing the Award and may from time to time adopt and change rules and regulations of general application for the Plan's administration. The Plan Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company's officers as it so determines.

ARTICLE 4.
STOCK SUBJECT TO THE PLAN

4.1	Authorized Number of Shares

Subject to adjustment from time to time as provided in this Article 4.1 and in Article 11.1, the maximum aggregate number of shares of Common Stock available for issuance under the Plan shall be Twenty Seven Million Eight Hundred Thousand (27,800,000) shares. At any time after August 31, 2013, and from time to time thereafter, the Board may increase the maximum aggregate number of shares of Common Stock that may be optioned and sold under the Plan, provided that the maximum aggregate number of shares of Common Stock that may be optioned and sold under the Plan shall at no time be greater than 15% of the total number of shares of Common Stock outstanding, less any options still outstanding under any previous stock option plans.

4.2	Reuse of Shares

Any shares of Common Stock that have been made subject to an Award that cease to be subject to the Award (other than by reason of exercise or settlement of the Award to the extent it is exercised for or settled in shares) shall again be available for issuance in connection with future grants of Awards under the Plan. In the event shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision or right of repurchase, such shares shall again be available for the purposes of the Plan; provided, however, that the maximum number of shares that may be issued upon the exercise of Awards shall equal the share number stated in Article 4.1, subject to adjustment from time to time as provided in Articles 11.1 through 11.6.

ARTICLE 5.
ELIGIBILITY

5.1	Plan Eligibility

An Award may be granted to any officer, director or employee of the Company or a Related Company that the Plan Administrator from time to time selects. An Award may also be granted to any consultant, agent, advisor or independent contractor who provides services to the Company or any Related Company (a “Consultant Participant”), so long as such Consultant Participant: (a) is a natural person; (b) renders bona fide services that are not in connection with the offer and sale of the Company's securities in a capital-raising transaction; and (c) does not directly or indirectly promote or maintain a market for the Company's securities.

ARTICLE 6.
AWARDS

6.1	Form and Grant of Awards

The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Awards may be granted singly or in combination.

6.2	Settlement of Awards

The Company may settle Awards through the delivery of shares of Common Stock, the granting of replacement Awards or any combination thereof as the Plan Administrator shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Plan Administrator shall determine. The Plan Administrator may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred stock equivalents.

ARTICLE 7.
AWARDS OF OPTIONS

7.1	Grant of Options

The Plan Administrator shall have the authority, in its sole discretion, to grant Options to Participants as Incentive Stock Options or as Non-Qualified Stock Options, which shall be appropriately designated.

7.2	Option Exercise Price

The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, provided that:

(a)

the exercise price for Options granted to Participants other than Consultant Participants shall not be less than the minimum exercise price required by Article 8.3 with respect to Incentive Stock Options and shall not be less than 75% of the Fair Market Value of the Common Stock on the Grant Date with respect to Non-Qualified Stock Options;

(b)	the exercise price for Options granted to Consultant Participants shall not be less than 75% of the Fair Market Value of the Common Stock on the Grant Date.

7.3	Term of Options

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option (the "Option Term") shall be as established for that Option by the Plan Administrator or, if not so established, shall be ten (10) years from the Grant Date.

7.4	Exercise of Options

The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Plan Administrator at any time.

The Plan Administrator, in its sole discretion, may adjust the vesting schedule of an Option held by a Participant who works less than "full-time" as that term is defined by the Plan Administrator or who takes a Company-approved leave of absence.

To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to the Company of a written stock option exercise agreement or notice, in a form and in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Plan Administrator, accompanied by payment in full as described in Article 7.5. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Plan Administrator.

7.5	Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by the delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be delivered in the form of a check or bank draft or other method of payment or some combination thereof as may be acceptable to the Plan Administrator for that purchase.

7.6	Post-Termination Exercises

The Plan Administrator shall establish and set forth, in each instrument that evidences an Option, whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, if the Participant ceases to be employed by, or to provide services to, the Company or a Related Company, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time:

(a)	Except as otherwise set forth in this Article 7.6, any portion of an Option that is not vested and exercisable on the Employment Termination Date shall expire on such date.

(b)	Any portion of an Option that is vested and exercisable on the Employment Termination Date shall expire on the earliest to occur of:

(i)

if the Participant's Employment Termination Date occurs by reason of retirement, resignation or for any other reasons other than for Cause, Disability or death, the day which is thirty (30) days after such Employment Termination Date;

(ii)	if the Participant's Employment Termination Date occurs by reason of Disability or death, the day which is six (6) months after such Employment Termination Date; and

(iii)	the last day of the Option Term (the "Option Expiration Date").

Notwithstanding the foregoing, if the Participant dies after his or her Employment Termination Date, but while an Option is otherwise exercisable, the portion of the Option that is vested and exercisable on such Employment Termination Date shall expire upon the earlier to occur of: (A) the Option Expiration Date, and (B) the day which is six (6) months after the date of death, unless the Plan Administrator determines otherwise.

Also notwithstanding the foregoing, in case of termination of the Participant's employment or service relationship for Cause, all Options granted to that Participant shall automatically expire upon first notification to the Participant of such termination, unless the Plan Administrator determines otherwise. If a Participant's employment or service relationship with the Company is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant's rights under any Option shall likewise be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after the Participant's relationship with the Company or a Related Company has ended, any Option then held by the Participant may be immediately terminated by the Plan Administrator, in its sole discretion.

(c)

Unless the Plan Administrator determines otherwise, upon a termination of the Participant’s status as an employee, officer, director or Consultant of the Company or any Related Company (the “Original Position”), other than a termination for Cause, death or Disability, the Participant shall not be deemed to have ceased to be employed by or to have ceased providing services to the Company or any Related Company, provided that the Participant acts as an employee, officer, director or Consultant of the Company or a Related Company eligible to receive an Award under the provisions of Article 5, in another capacity, immediately upon the termination of the Original Position.

(d)	The effect of a Company-approved leave of absence on the application of this Article 7 shall be determined by the Plan Administrator, in its sole discretion.

(e)

If a Participant's employment or service relationship with the Company or a Related Company terminates by reason of Disability or death, the Option shall become fully vested and exercisable for all the shares subject to the Option. Such Option shall remain exercisable for the time period set forth in this Article 7.6.

ARTICLE 8.
INCENTIVE STOCK OPTION LIMITATIONS

Notwithstanding any other provisions of the Plan, and to the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

8.1	Dollar Limitation

To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Non-Qualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2	Eligible Employees

Individuals who are not employees of the Company or one of its parent corporations or subsidiary corporations may not be granted Incentive Stock Options.

8.3	Exercise Price

The exercise price of an Incentive Stock Option shall be at least 100% of the Fair Market Value of the Common Stock on the Grant Date, and in the case of an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (a "Ten Percent Stockholder"), shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date. The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.

8.4	Exercisability

An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (a) more than three (3) months after the Employment Termination Date if termination was for reasons other than death or disability, (b) more than one (1) year after the Employment Termination Date if termination was by reason of disability, or (c) after the Participant has been on leave of absence for more than ninety (90) days, unless the Participant's reemployment rights are guaranteed by statute or contract.

8.5	Taxation of Incentive Stock Options

In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired upon the exercise of an Incentive Stock Option for two (2) years after the Grant Date and one (1) year after the date of exercise. A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant shall give the Company prompt notice of any disposition of shares acquired on the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

8.6	Code Definitions

For the purposes of this Article 8, "parent corporation," "subsidiary corporation" and "disability" shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

ARTICLE 9.
WITHHOLDING

9.1	General

The Company may require the Participant to pay to the Company the amount of any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award. The Company shall not be required to issue any shares Common Stock under the Plan until such obligations are satisfied.

9.2	Payment of Withholding Obligations in Cash or Shares

The Plan Administrator may permit or require a Participant to satisfy all or part of his or her tax withholding obligations by: (a) paying cash to the Company, (b) having the Company withhold from any cash amounts otherwise due or to become due from the Company to the Participant, (c) having the Company withhold a portion of any shares of Common Stock that would otherwise be issued to the Participant having a value equal to the tax withholding obligations (up to the employer's minimum required tax withholding rate), or (d) surrendering any shares of Common Stock that the Participant previously acquired having a value equal to the tax withholding obligations (up to the employer's minimum required tax withholding rate to the extent the Participant has held the surrendered shares for less than six months).

ARTICLE 10.
ASSIGNABILITY

10.1	Assignment

Neither an Award nor any interest therein may be assigned, pledged or transferred by the Participant or made subject to attachment or similar proceedings other than by will or by the applicable laws of descent and distribution, and, during the Participant's lifetime, such Awards may be exercised only by the Participant. Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit a Participant to assign or transfer an Award or may permit a Participant to designate a beneficiary who may exercise the Award or receive payment under the Award after the Participant's death; provided, however, that any Award so assigned or transferred shall be subject to all the terms and conditions of the Plan and those contained in the instrument evidencing the Award.

ARTICLE 11.
ADJUSTMENTS

11.1	Adjustment of Shares

In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company's corporate or capital structure, including, without limitation, a Related Party Transaction, results in: (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or of any other corporation, or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Plan Administrator shall make proportional adjustments in: (i) the maximum number and kind of securities subject to the Plan and issuable as Incentive Stock Options as set forth in Article 4 and the maximum number and kind of securities that may be made subject to Awards to any individual as set forth in Article 4.3, and (ii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding. Notwithstanding the foregoing, a dissolution or liquidation of the Company or a Corporate Transaction shall not be governed by this Article 11.1 but shall be governed by Articles 11.2 and 11.3, respectively.

11.2	Dissolution or Liquidation

To the extent not previously exercised or settled, and unless otherwise determined by the Plan Administrator in its sole discretion, Options denominated in units shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a forfeiture provision or repurchase right applicable to an Award has not been waived by the Plan Administrator, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

11.3	Corporate Transaction

Options

(a)

In the event of a Corporate Transaction, except as otherwise provided in the instrument evidencing an Option (or in a written employment or services agreement between a Participant and the Company or Related Company) and except as provided in subsection (b) below, each outstanding Option shall be assumed or an equivalent option or right substituted by the surviving corporation, the successor corporation or its parent corporation, as applicable (the "Successor Corporation").

(b)

If, in connection with a Corporate Transaction, the Successor Corporation refuses to assume or substitute for an Option, then each such outstanding Option shall become fully vested and exercisable with respect to 100% of the unvested portion of the Option. In such case, the Plan Administrator shall notify the Participant in writing or electronically that the unvested portion of the Option specified above shall be fully vested and exercisable for a specified time period. At the expiration of the time period, the Option shall terminate, provided that the Corporate Transaction has occurred.

(c)

For the purposes of this Article 11.3, the Option shall be considered assumed or substituted for if following the Corporate Transaction the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Option immediately prior to the Corporate Transaction, the consideration (whether stock, cash, or other securities or property) received in the Corporate Transaction by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Corporate Transaction is not solely common stock of the Successor Corporation, the Plan Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of the Option, for each share of Common Stock subject thereto, to be solely common stock of the Successor Corporation substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Corporate Transaction. The determination of such substantial equality of value of consideration shall be made by the Plan Administrator and its determination shall be conclusive and binding.

(d)	All Options shall terminate and cease to remain outstanding immediately following the Corporate Transaction, except to the extent assumed by the Successor Corporation.

11.4	Further Adjustment of Awards

Subject to Articles 11.2 and 11.3, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change of control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to the Participants, with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change of control that is the reason for such action.

11.5	Limitations

The grant of Awards shall in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

11.6	Fractional Shares

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.

ARTICLE 12.
AMENDMENT AND TERMINATION

12.1	Amendment or Termination of Plan

The Board may suspend, amend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, stockholder approval shall be required for any amendment that would: (a) increase the total number of shares available for issuance under the Plan, (b) modify the class of employees eligible to receive Options, or (c) otherwise require stockholder approval under any applicable law or regulation. Any amendment made to the Plan that would constitute a "modification" to Incentive Stock Options outstanding on the date of such amendment shall not, without the consent of the Participant, be applicable to such outstanding Incentive Stock Options but shall have prospective effect only.

12.2	Term of Plan

Unless sooner terminated as provided herein, the Plan shall terminate ten (10) years after the earlier of the Plan's adoption by the Board and approval by the stockholders.

12.3	Consent of Participant

The suspension, amendment or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant's consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a "modification" that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Article 11 shall not be subject to these restrictions.

ARTICLE 13.
GENERAL

13.1	Evidence of Awards

Awards granted under the Plan shall be evidenced by a written instrument that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan.

13.2	No Individual Rights

Nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant's employment or other relationship at any time, with or without Cause.

13.3	Issuance of Shares

Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company's counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

13.4	No Rights as a Stockholder

No Option denominated in units shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

13.5	Compliance With Laws and Regulations

Notwithstanding anything in the Plan to the contrary, the Plan Administrator, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.

13.6	Participants in Other Countries

The Plan Administrator shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of other countries in which the Company or any Related Company may operate to assure the viability of the benefits from Awards granted to Participants employed in such countries and to meet the objectives of the Plan.

13.7	No Trust or Fund

The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

13.8	Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

13.9	Choice of Law

The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Nevada without giving effect to principles of conflicts of law.

ARTICLE 14.
EFFECTIVE DATE

14.1	Effective Date of Plan

The effective date is the date on which the Plan is adopted by the Board. If the stockholders of the Company do not approve the Plan within twelve (12) months after the Board's adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Non-Qualified Stock Options.

PROXY
ANNUAL MEETING AND SPECIAL MEETING OF THE STOCKHOLDERS OF ROYAL MINES AND MINERALS CORP. (the "Company")

TO BE HELD AT: NORTHWEST LAW GROUP, 704-595 HOWE STREET, VANCOUVER, BC, CANADA V6C 2T5 ON AUGUST 22, 2013 AT 2:00 PM PST

The undersigned stockholder (“Registered Stockholder”) of the Company hereby appoints K. Ian Matheson, Chief Executive Officer, President and a director of the Company, or failing this person, Jason S. Mitchell, Chief Financial Officer, Secretary, Treasurer and a director of the Company, or in place of the foregoing, ______________________________ as proxyholder for and on behalf of the Registered Stockholder with the power of substitution to attend, act and vote for and on behalf of the Registered Stockholder in respect of all matters that may properly come before the Meeting of the Registered Stockholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Stockholder were present at the said Meeting, or any adjournment thereof.

The Registered Stockholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Stockholder as specified herein

Resolutions (For full detail of each item, please see the enclosed Notice of Annual and Special Meeting and Proxy Statement)

		For	Withhold
1	Election of Directors
	Nominee: K. Ian Matheson	_______	_______
	Nominee: Jason S. Mitchell	_______	_______
	Nominee: Michael C. Boyko	_______	_______

		For	Against	Abstain
2.	Ratification of De Joya Griffith & Company LLC as the Company’s Independent Registered Public Accounting Firm	_______	_______	_______
3.	Approval of 2013 Stock Option Plan	_______	_______	_______
4.	Amendment to Articles of Incorporation to increase the number of authorized shares of common stock to 900,000,000, par value $0.001	_______	_______	_______
5.	Advisory Vote on Executive Compensation	_______	_______	_______

		Every Year	Every Second Year	Every Third Year	Abstain
6.	Advisory Vote on Frequency of Vote on Executive Compensation	_______	_______	_______	_______

The undersigned Registered Stockholder hereby revokes any proxy
previously given to attend and vote at said Annual and Special Meeting.	THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED.
SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE
SIGN HERE:

Please Print Name:

Date:

Number of Shares
Represented by Proxy:

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This proxy is solicited by the Management of the Company.

2.

This form of proxy (the “Instrument of Proxy”) must be signed by you, the Registered Stockholder, or by your attorney duly authorized by you in writing, or, in the case of a company, by a duly authorized officer or representative of the company; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany this Instrument of Proxy.

3.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Stockholder, for the named proxies to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Stockholder.

4.	A Registered Stockholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5.

A Registered Stockholder who is not able to attend the Meeting in person but wishes to vote on the proposals set out in this Instrument of Proxy may appoint the management persons named on this Instrument of Proxy as proxy for the Registered Stockholder by completing and signing this Instrument of Proxy and by indicating your choice on a proposal by placing an “X” in the appropriate box. Where no choice is specified by a Registered Stockholder with respect to a proposal set out in this Instrument of Proxy, a management appointee acting as proxy will vote in favor of that proposal.

6.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Stockholder on any poll of a resolution that may be called for and, if the Registered Stockholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxy with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxy, in its sole discretion, sees fit.

If a Registered Stockholder has submitted an Instrument of Proxy, the Registered Stockholder may still attend the Meeting and may vote in person. To do so, the Registered Stockholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Annual and Special Meeting, this proxy form must be received at the office of the Company’s legal counsel, Northwest Law Group, by mail or by fax no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Annual and Special Meeting, or adjournment thereof or may be accepted by the Chairman of the Annual and Special Meeting prior to the commencement of the Annual and Special Meeting. The mailing address and fax number is:

NORTHWEST LAW GROUP 704-595 HOWE STREET Vancouver, British Columbia, Canada V6C 2T5 Fax No. (604) 687-6650